UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(D)
of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2003

Offshore Logistics, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number 0-5232

72-0679819
Delaware	(IRS Employer
(State or other jurisdiction of	Identification
incorporation or organization)	Number)
224 Rue de Jean
P.O. Box 5C, Lafayette, Louisiana	70505
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (337) 233-1221

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated October 30, 2003

Item 9. REGULATION FD DISCLOSURE

On October 30, 2003, Offshore Logistics, Inc. (the “Registrant”) issued a press release announcing a restructuring of its United Kingdom based operations. The restructuring program is designed to reduce costs and promote efficiencies. The information regarding this press release is being furnished to the SEC pursuant to Item 7 of Form 8-K.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 30, 2003
OFFSHORE LOGISTICS, INC. (Registrant) /S/ H. Eddy Dupuis —————————————— H. Eddy Dupuis Chief Financial Officer